Edgar Lomax Value Fund
A series of Advisors Series Trust

June 1, 2005

Supplement to the Prospectus
dated February 25, 2005
as revised March 22, 2005

Effective June 1, 2005, the Fund’s Advisor has contractually agreed to lower the Fund’s Total Annual Operating Expense limit from 1.10% to 0.99%.

1.	The expense table and example below replace the expense table and example on page 4 of the Prospectus:

Fees and Expenses of the Fund

The following table describes certain fees and expenses that you pay as an investor in a mutual fund. There are generally two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual operating expenses (such as investment advisory fees). The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses.

Annual Fund Operating Expenses1
(expenses that are deducted from Fund assets)

Investment Advisory Fees[2,3]	0.80%
Other Expenses	1.13%
Total Annual Fund Operating Expenses	1.93%
Less Expense Waiver/Reimbursements	(0.94)%
Net Annual Fund Operating Expenses	0.99%
_______________

[1]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until such contractual agreement is terminated by the Board of Trustees of the Fund, to ensure that Net Annual Fund Operating Expenses do not exceed 0.99%. During the prior fiscal year, the Advisor limited net annual fund operating expenses to 1.23%. From February 25, 2005 through May 31, 2005, the Advisor limited net annual fund operating expenses to 1.10%. The expenses above are presented as if the new expense waiver (i.e., lower net annual fund operating expenses) was in effect for the previous fiscal year. The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. The Advisor may be reimbursed for a period of three years from the date of the expense waiver. While the Board of Trustees may terminate this expense reimbursement arrangement at any time, it has no intention of doing so. Without the fee waiver, the Fund's total annual operating expense would have been 1.93% in the previous fiscal year.

[2]
The Advisor has voluntarily agreed to waive a portion of its management fee contingent upon the Fund’s performance versus the S&P/Barra Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. The Advisor intends to waive a portion of its investment advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P/Barra Value Index (see “Voluntary Fee Waiver” section). If the Advisor waives investment advisory fees under this arrangement, it has also agreed to absorb all expenses (categorized as “Other Expenses” in the table). While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so.

[3]	The Advisor has reduced its investment advisory fee from 1.00% to 0.80%.

Example

This Example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the net annual operating expenses shown above, and it assumes that these expenses will remain the same over the time periods shown. It also assumes that you make a single $10,000 investment in the Fund to start with, that dividends and distributions are reinvested and that you earn a 5% return each year. Finally, it assumes that you redeem all of your shares at the end of each of the time periods. Again, this Example is hypothetical, and your actual expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

2.	The paragraph and expense table below replace the “Voluntary fee waiver” on page 5 of the Prospectus:

Voluntary Fee Waiver

The Fund pays the Advisor monthly compensation computed daily at the annual rate of 0.80% of the Fund's net assets. Since March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s 3-year average annual total return versus the S&P/Barra Value Index. Effective February 28, 2005, the Advisor has also agreed to voluntarily waive a portion of its advisory fees based upon the Fund’s 5-year average annual total return versus the S&P/Barra Value Index. The Advisor intends to waive a portion of its investment advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P/Barra Value Index for the corresponding period. Further, if the Advisor waives investment advisory fees for any month under these circumstances, the Advisor has also voluntarily agreed to absorb all expenses, other than Investment Advisory Fees. While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so. Under this condition, fees and expenses will be as follows:

Fund Assets	Reduced Advisory Fee (3-year performance)	“Other Expenses” Cap	“Net Annual Fund Operating Expenses” Limitation
Up to $1 billion	0.75%	0.00%	0.75%
Over $1 billion	0.60%	0.00%	0.60%

Fund Assets	Reduced Advisory Fee (5-year performance)	“Other Expenses” Cap	“Net Annual Fund Operating Expenses” Limitation
All Assets	0.50%	0.00%	0.50%

Please retain this Supplement with your Prospectus for future reference.